                                                                                                                      Exhibit (e)(9)

[LOGO OF AIG]                                                                                                    CHANGE OF OWNERSHIP

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

Mailing Instructions: Send form(s) to:
[_] Standard Address . PO Box 305355 . Nashville, TN 37230-5355 . Fax: 1-844-930-0370
[_] Variable Life Service Center . PO Box 305600 . Nashville, TN 37230-5600 . Fax: 713-620-6653

SECTION A - EXISTING POLICY INFORMATION

Please fill out all applicable information below.

Policy Number: ______________________________________________________________
                                                    *Required
Insured Name:  ______________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                    *Required                                                *Required
Owner Name: _________________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                    *Required                                                *Required
    Address: _______________________________________________________  Primary Phone: _______________________________________________
             _______________________________________________________  Alternate Phone: _____________________________________________
            [_] Check here if this is a permanent address change      Email Address: _______________________________________________
Co-Owner Name(s): ___________________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                  If applicable                                              If applicable
    Address: _______________________________________________________  Primary Phone: _______________________________________________
             _______________________________________________________  Alternate Phone: _____________________________________________
            [_] Check here if this is a permanent address change      Email Address: _______________________________________________
Assignee, Irrevocable Beneficiary,
Other Name (if applicable): _________________________________________________  SSN/ITIN or EIN: ____________________________________
                                                  If applicable                                              If applicable

SECTION B - NEW OWNER(S)-PRIMARY

NEW OWNER'S NAME: ___________________________________________________________  SSN/ITIN OR EIN: ____________________________________
                                                                                                             *Required
Address: ____________________________________________________________________  Primary Phone:   ____________________________________
         ____________________________________________________________________  Alternate Phone: ____________________________________
Email Address: ______________________________________________________________  DOB: ________________________________________________

NEW OWNER(S)-CONTINGENT (AS APPLICABLE)

Contingent owners may only be designated on some policies; please check policy provisions.

NEW OWNER'S NAME: ___________________________________________________________  SSN/ITIN OR EIN: ____________________________________
                                                                                                             *Required
Address: ____________________________________________________________________  Primary Phone:   ____________________________________
         ____________________________________________________________________  Alternate Phone: ____________________________________
Email Address: ______________________________________________________________  DOB: ________________________________________________

                                                            Page 1 of 4                                             AGLC0013 Rev0617

SECTION C - BENEFICIARY DESIGNATIONS

Are there changes to beneficiary designations? (If there are changes, use the grid below to request a change.)........[_] Yes [_] No

                                  DOB                           Phone                               Share        Beneficiary
No.                Name         mm/dd/yy         SSN            Number         Relationship           %             Type
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 [_] Primary
1   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                     Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
2   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                     Email:
____________________________________________________________________________________________________________________________________
                                                                                                                 [_] Primary
3   ____________________________________________________________________________________________________________
                                                                                                                 [_] Contingent
    Address:                                     Email:
____________________________________________________________________________________________________________________________________

SECTION D - OPTIONAL CLAUSES

Please refer to instructions on Page 4 for information regarding these options.
One or more of the following may be checked if desired:
[_] POSTPONEMENT CLAUSE - COMMON DISASTER      [_] CHILDREN'S CLAUSE - PER STIRPES
[_] IRREVOCABLE BENEFICIARY                    [_] MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN
Name of Trust/Trustee _______________________________________________________________ Date of Trust ________________________________

SECTION E - BILLING

Method:     [_] Use existing bank draft (EFT) information
            [_] Use new bank draft information (Note that a new EFT authorization form will need to be completed.)
            [_] Direct paper bill
Frequency:       [_] Annual          [_] Semi-Annual   [_] Quarterly     [_] Monthly (available only for bank draft)

NOTE: IF THIS SECTION IS NOT COMPLETED, BILLING WILL REMAIN ON CURRENT METHOD AND FREQUENCY.

SECTION F - SIGNATURE AND DATE

For value received and hereby acknowledged, I hereby transfer, assign, and convey absolutely to the "New Owner" all incidents of ownership and control, and all right, title and interest in and to the policy numbers reference above (including all Supplementary
Agreements or Riders attached thereto). It is understood by the undersigned that if the subject life policy was issued when the insured was a juvenile, this assignment may be subject to policy provisions, if any, which designate the insured as owner upon the attainment of a specified age.

The Policy Owner(s) warrants that the above-referenced policy is not subject to any prior agreements, contractual obligations, including but not limited to collateral assignments or liens, legal proceedings or court/administrative orders, including but not limited to divorce or bankruptcy proceedings ("Obligations"), which restrict, limit or otherwise prohibit such assignments as contemplated. The Policy Owner(s) acknowledges and agrees that in the event any obligations become known subsequent to the above-referenced assignment being made, which if then-known to the Company, would have caused the Company not to assign the policy
(or not to assign the policy without the consent of a party other than the Policy Owner(s)), the assignment will be void and the
Policy Owner(s) shall indemnify.

If you have one or more policies subject to a Company premium discount, changing who owns this policy may affect the premium discount for this policy and for those other policies.

You and the Internal Revenue Service will be provided with an informational tax form after the close of the calendar year. A withdrawal of any type, before age 59 1/2, may subject you to an IRS penalty tax.
____________________________________________________________________________________________________________________________________

IRS CERTIFICATION: Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a)
I am exempt from backup withholding (enter exempt payee code*, if applicable: _____ ), OR (b) I have not been notified by the
Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____ ).

**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from
IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you.
Please consult your own tax advisors.
____________________________________________________________________________________________________________________________________

                                                            Page 2 of 4                                             AGLC0013 Rev0617

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

CURRENT/EXISTING OWNER'S SIGNATURE (required):                     CURRENT/EXISTING OWNER'S SIGNATURE (required)
_____________________________________________________________      _____________________________________________________________

X____________________________________________________________      X____________________________________________________________
DATE ________________________________________________________      DATE ________________________________________________________

                                                                   IF YOU WERE A MINOR WHEN THIS POLICY WAS ISSUED, PLEASE SUBMIT A
NEW OWNER'S SIGNATURE (required):                                  COPY OF YOUR DRIVER'S LICENSE WITH THE APPLICATION.
_____________________________________________________________
                                                                   IF THE OWNER LIVES IN, IS DOMICILED IN OR SITUSED IN MA, STATE
                                                                   LAW REQUIRES THAT THE FORM MUST BE WITNESSED BY A NON INTERESTED
X____________________________________________________________      PARTY.
DATE ________________________________________________________
____________________________________________________________________________________________________________________________________
COMPLETE THIS SECTION IF THIS POLICY IS OWNED BY A TRUST OR BUSINESS.

[_] Trust Owned: (Complete the Certification of Trust)
[_] Business Owned: (Complete the Business Certification)

OWNER SIGNATURE                                                    AUTHORIZED SIGNATURE (required)
Print full name of Company: _________________________________      _____________________________________________________________

_____________________________________________________________      X____________________________________________________________
Print full name and title of authorized signer: _____________      DATE ________________________________________________________
_____________________________________________________________

SECTION G - COLLATERAL ASSIGNEE

(Assigned policies need both the owner(s) and assignee's signature.)

Print full name of Collateral Assignee: ________________________________________________________________________________________
Print full name and title of authorized signer (if applicable): ________________________________________________________________
Signature: ____________________________________________________________________________   Date: ________________________________
                                          *Required

                                                            Page 3 of 4                                             AGLC0013 Rev0617

                           INSTRUCTIONS AND CONDITIONS

SECTION A - POLICY INFORMATION

Complete all policy information in this section. You may use this form for multiple policies that have the same policyowner and require the same signatures. In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

SECTION B - NEW OWNER(S)

This Request is made subject to the terms and conditions of the Policy, and shall not result in a change in any provision of the Policy, except as expressly provided in this Request.

The Owner may transfer the ownership and control of the Policy to a new owner, but such change shall not be effective until approved by the Service Center. If the Owner predeceases the Insured/Annuitant, then the rights of such deceased Owner shall pass to the contingent owner if one is named. If a contingent owner is not named, the rights will pass to the Administrator/Executor of such deceased Owner.

This Request for Change of Ownership does not change the beneficiary as a death claim under the Policy. Any payment which becomes due under the Policy during the lifetime of the Insured/Annuitant shall be made to the Owner with the exception that any provision which now expressly provides for payment to the Insured/Annuitant as a life income or annuity shall not be available to the Owner, unless the Owner is the Insured/Annuitant.

This Request is subject to any existing assignment of record with the company which issued the Policy ("the Company").

TRUSTEE OWNER
If a trustee is designated as a new owner, the date and legal title of the trust must be stated and all trustee signatures are required in Section E as instructed by the Certification of Trust.

CONTINGENT OWNER
A contingent owner may be designated, and will be effective only if the new owner is a natural person (not a corporation, partnership or a trust), and the owner, or all designated owners (if more than one), predecease the Insured. A contingent owner may not be designated on an annuity policy. Contingent owners may only be designated on some policies; please check policy provisions.

SECTION C - BENEFICIARY DESIGNATIONS

Unless otherwise provided, the right to change the beneficiary is reserved to the owner. Such change will be without prejudice to the company which issued the Policy ("the Company") on account of any payment made or action taken by it before receipt of such notice at its Service Center.

Please select the Insureds/Annuitants for which the designation will take effect.

This designation, when filed with the Company, will become effective as of its date of execution. Such execution will constitute a waiver of any policy provision(s) requiring endorsement of change of beneficiary. All designations are subject to the terms and conditions of the Policy, any indebtedness to the Company and any collateral assignment of the policy, whether made prior to or subsequent to the date of this designation.

The Company is released from all liability by making payment in accordance with this designation and assumes no responsibility for the use of money by any Trustee named herein. If a Trustee is named as the beneficiary, the date and legal title of the Trust must also be included.

The death proceeds shall be payable in equal shares to the designated beneficiaries, unless otherwise indicated. If beneficiaries are to receive unequal portions of the death benefit, it must be shown as a percentage of the death benefit and not as specific dollar amounts. In the event no beneficiary survives the insured and this form or the Policy does not provide otherwise, the proceeds will be paid to the policyowner, or the executors or administrators of the policyowner's estate.

SUGGESTED WORDING FOR COMMON DESIGNATIONS
INSURED/ANNUITANT'S ESTATE - Executors or Administrators of the
Insured's/Annuitant's Estate

ONE INDIVIDUAL BENEFICIARY - Mary Doe, wife, 100 N. Main St, Chicago, IL, SSN 999-99-9999

TWO OR MORE INDIVIDUAL BENEFICIARIES - Jane Doe, daughter, 100 N. Main St, Chicago, IL, SSN 999-99-9999 and John Doe, son, 100 N. Main St, Chicago, IL, SSN 999-99-9999

ONE CLASS OR UNNAMED CHILDREN - Children born of the marriage of the Insured and Mary Doe

UNEQUAL PORTIONS - Jane Doe, daughter, 75%, 100 N. Main St, Chicago, IL, SSN 999-99-9999; John Doe, son, 25%, 100 N. Main St, Chicago, IL, SSN 999-99-9999

BUSINESS ASSOCIATE - John Smith, Business Associate, 100 N. Main St, Chicago, IL, SSN 999-99-9999

NOT INCORPORATED - The Board of Directors of the ADA, 100 N. Main St, Chicago,
IL

INCORPORATED - ADA, 100 N. Main St, Chicago, IL, A Corporation organized under the laws of the State of Illinois

SECTION D - OPTIONAL CLAUSES

POSTPONEMENT CLAUSE - COMMON DISASTER - In no case shall any payment be made to any beneficiary designated in this form until thirty (30) days or state mandated period have elapsed following the Insured's death, and in the event of the death of a beneficiary during such period, payment shall be made in the same manner as provided in this form, had the said beneficiary predeceased the Insured. This provision does not apply to a Trustee.

CHILDREN'S CLAUSE - PER STIRPES - If a child of the Insured who is designated in this form as a beneficiary predeceases the Insured, leaving the children who survive the Insured, then the shares the deceased beneficiary would have received shall be payable in equal shares to the surviving children of the decease beneficiary.

IRREVOCABLE BENEFICIARY - The beneficiary will become an irrevocable beneficiary and must provide consent for future transactions. Minors who are designated as irrevocable beneficiaries will not be permitted to approve future transactions until they reach the age of majority.

MINOR BENEFICIARY CLAUSE - TRUSTEE FOR CHILDREN - The Trustee appointed to any beneficiary who is a minor child will receive any payment due on or after the Insured's death on the date such payment falls due. Payment by the Company to such Trustee shall be an absolute and complete release and acquittance of the Company which shall not be held accountable or responsible for the use and application of the death benefit proceeds paid to such Trustee.

SECTION E - BILLING

If this section is not completed, billing will remain on current method and frequency.

SECTION F - SIGNATURE AND DATE

Please elect ownership type and fill out all applicable information. All required signatures must be written in ink, using full legal names. The request must be signed by: the person or persons who have the rights of ownership under the terms of the policy, by an assignee, or by any other party who may have an interest in the policy by legal proceedings or statutes.

..    If the owner is a trust, complete the Certification of Trust.

..    If the owner is a business, complete the Business Certification

SECTION G - COLLATERAL ASSIGNEE

Complete this section if the policy is collaterally assigned. All assignees must sign.

ADDITIONAL REQUIREMENTS

GUARDIANSHIP/CONSERVATORSHIP - Signature of the current guardian is required along with the current Guardianship Papers or Letter of Conservatorship. The signature must be dated within 2 years of the request.

POWER OF ATTORNEY - Request must be signed by the attorney-in-fact. A copy of the applicable Power of Attorney document is required. A completed, signed, dated, and notarized Power of Attorney Affidavit and Indemnity Agreement is required when the disbursement will be $100,000 or over and/or the face amount of the policy is $1,000,000 or over.

                                  Page 4 of 4                   AGLC0013 Rev0617